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                                                                    Exhibit 10.6

The payment of the debt evidenced hereby is subordinated to all debts of the maker to 1) BANK OF AMERICA, N.A. as set forth in a Subordination Agreement dated November 6, 2002, 2) HARBINGER MEZZANINE PARTNERS, L.P. as set forth in a Subordination Agreement dated November 6, 2002, and 3) SUMMIT VENTURES V, L.P., SUMMIT VENTURES V COMPANION FUND, L.P., SUMMIT V ADVISORS FUND, L.P., SUMMIT V
(QP) ADVISORS FUND, L.P., SUMMIT INVESTORS III, L.P., RANDOLPH STREET PARTNERS, RANDOLPH STREET PARTNERS 1998 DIF, LLC and SYCR INVESTMENT FUND I, LLC as set forth in Subordination Agreement dated November 6, 2002.

                     FORM OF SUBORDINATED PROMISSORY NOTE

_________________, 2002                                        $________________

     FOR VALUE RECEIVED, the undersigned, iPayment, Inc. a Delaware corporation ("Maker"), successor by merger to iPayment Holdings, Inc., promises to pay to the order of _________________________ ("Lender"), the principal sum of_________
_____________ Dollars ($___________) together with interest on the outstanding principal balance at the rate of twelve percent (12%) per annum. Interest shall be paid in arrears on the first business day of each month, beginning on December 1, 2002. The outstanding principal balance together with any accrued but unpaid interest shall be payable in full on April 1, 2004 (the "Maturity Date").

     Both principal and interest due on this Note are payable at Nashville, Tennessee, in lawful money of the United States of America, or at such other address as Lender or any subsequent holder of this Note (herein "Holder") may designate in writing from time to time.

     1. PREPAYMENTS. The indebtedness evidence hereby may be prepaid without penalty in whole or in part at Maker's election, at any time from time to time.

     2. WAIVER OF PRESENTMENT. The Maker, for itself and its heirs, legal representatives and assigns, waives demand, presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection and all other notices or demands whatsoever with respect to this Note or the enforcement hereof. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     3. MAXIMUM INTEREST RATE. Holder shall never be entitled to receive, collect, reserve or apply as interest any amount in excess of the maximum rate of interest permitted to be charged by applicable law or regulations, as amended or enacted from time to time.

     4. GOVERNING LAW. This Note has been executed and delivered in, and shall be governed by and construed according to the laws of the State of Tennessee except to the extent preempted by applicable laws of the United States of America.
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     5.   SUCCESSORS AND ASSIGNS.  As used herein, the terms "Maker" and
"Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. All of the covenants, a stipulations, promises and agreements in this Note contained by or on behalf of Maker shall bind its successors and assigns, whether so expressed or not.

     6. HEADINGS; CONSTRUCTION. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof, words used herein of any gender shall be construed to include any other gender where appropriate, and words used herein which are either singular or plural shall be construed to include the other where appropriate.

     7. AMENDMENTS. This Note may not be changed or terminated without the prior written approval of Holder and Maker. No waiver of any term or provisions hereof shall be valid unless in writing signed by Holder.

     8. DEFAULT. Time is of the essence of this Note. It is hereby expressly agreed that in the event that any default be made in the payment of any part of interest or principal in accordance with the terms hereof, or upon failure of the undersigned to keep and perform all the covenants, promises, agreements, conditions and provisions of this Note or in any other instrument or document now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced hereby, then, in any such case, the entire unpaid principal sum evidenced by this Note, together with all accrued interest, shall, at the option of any Holder, without notice, become due and payable forthwith, regardless of the stipulated maturity date. Notwithstanding the foregoing, the Maker shall not be in default under the terms of this Note if any payment of principal or interest is made within three (3) business days after the date on which such payment is due.

     9. ATTORNEY'S FEES. It is expressly understood and agreed by Maker that if it is necessary to enforce payment of this Note through an attorney or by suit, Maker shall pay reasonable attorney's fees, court costs and all other costs of collection.

     10. SUBORDINATION. By accepting this Note and payments hereunder, Holder hereby acknowledges and agrees that payment of principal and/or interest on this Note are subject to the terms and conditions set forth in those certain Subordination Agreements by and among Maker, Holder and those lenders set forth at the top of the first page of this Note.

     IN WITNESS WHEREOF, this Note has been duly executed by the undersigned as of the day and year first above written.

                                        iPAYMENT, INC.


                                        /s/ Gregory S. Daily
                                        ---------------------------------
                                        Gregory S. Daily,
                                        Chief Executive Officer



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